Administration Of Trust	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Administration Of Trust
38. ADMINISTRATION TRUST
On February 5, 2013, a trust agreement was entered into between Ferrosur Roca S.A. and Banco de la Nación Argentina to conduct the formalization process necessary to manage the funds paid by Ferrosur Roca S.A. for the investment works intended to strengthen the interurban rail system.
The trust assets are the amounts contributed by the trustor which are amounts resulting from the application of the Memorandum of Agreement entered into between the Group and Unidad de Renegociación y Análisis de Contratos de Servicios Públicos (Unit for the Renegotiation and Analysis of Public Service Contracts) dated May 19, 2008 and ratified by Decree No. 2017 of November 25, 2008, the income that the trust might earn from temporary placement of idle resources, the funds existing in the current account that the Group held at Standard Bank as of February 2013 and any other amounts that must be added to the trust.
With the enactment of Resolution No. 218 by the Ministry of Transport on July 27, 2016, which was published on August 3, 2016, the procedure for the certification of works proposed by the railway concessionaires was established.
Pursuant to Exhibits I and II of the above-mentioned resolution, a clear procedure has been laid down whereby each concessionaire must submit the projects of the works to be funded with the trust funds, the circuit to study the projects by the different agencies (National Committee for Transportation Regulation, ADIP and Secretariat of Transportation), the requirements for approval and the contents of the administrative act to be handed down by the competent authority approving the project and the maximum amount to be assigned to the trust accounts for such project.
Based on the new regulation, the Company recognizes in other receivables the contributions to the Trust Fund for the Strengthening of the Interurban Railway System (“FFFSFI”) for which it has the right of reimbursement for infrastructure works under the concession agreements, net of an impairment reserve for the amounts it expects will not be recovered or used against future capital expenditures due to the concession end date. The contributions made during 2021 amounted to 91,913.
The use of trust funds requires approval by the regulatory authority; however, the very nature of the capital-intensive activity guarantees the need for infrastructure works in the amounts contributed, making it unlikely that such approvals will not be granted.
The trustee manages the transactions and invests the funds mostly in term deposits. The Group recognizes interest income and trustee fees in gains or losses.
During 2020, the second works project was carried out and completed according to this methodology, also in relation to the Monte division between kilometers 295 and 305.
The Company was preparing submission of the third works project pursuant to this methodology, scheduled for the third quarter of this fiscal year, before the Undersecretariat of Rail Transport. In this regard, it should be noted that due to the situation of the bridge over the Salado River, which required prompt intervention, the SSTF has determined that the necessary works (agreed upon with ADIF-Railway Infrastructure Administration) shall be considered investments to be funded with trust account funds. Therefore, submission of the third works project has been cancelled.